ANNUAL REPORT
November 30, 1997

Key Money
Market
Mutual Fund

LOGO(R)
KeyFunds

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to Key Mutual Funds, which consists of several different portfolios, one of which, the Key Money Market Mutual Fund (the "Fund") is included in this annual report. Key Mutual Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from Key Mutual Funds.

Shares of the Fund are not deposits or other obligations of, or guaranteed or endorsed by Key Asset Management Inc., any KeyCorp bank, or their affiliates. Shares of the Fund are not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board or any other agency.
An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares and other information.

LOGO(R)
KeyFunds

KEY MONEY MARKET MUTUAL FUND

Letter to Our Shareholders

Dear Shareholders,

Welcome to the Key Money Market Mutual Fund's Annual Report for the fiscal year ended November 30, 1997. The Fund experienced nearly a five-fold increase in assets. We are happy to announce that in addition to the AAAm rating previously awarded by Standard and Poor's, the Fund was recently assigned a Aaa rating by Moody's Investor Services. The ratings are based on the Fund's historical credit quality, market price exposure and management. The Standard and Poor's rating signifies that the Fund's safety is excellent and that it has a superior capacity to maintain a $1.00 net asset value per share; in the case of Moody's, the Fund's rating is their "best quality" judgment.

The fiscal year 1997 was dominated by speculation about when the Federal
Reserve Board would tighten monetary policy by increasing the Federal
Funds Rate. One tightening did occur in the first quarter of 1997 but the subsequent period was one of temporary calm before continued US economic performance reignited concerns that the Fed would have to tighten again. However, this has not been the case as each additional piece of economic news or data which shows that the economy is not overheating pushes a potential tightening further into the future. Most recently, the equity sell-off in October 1997 has most likely delayed a Fed tightening until late in the first quarter of 1998 at the earliest.

The Fund Manager follows the interest rate environment carefully, in an effort to enhance portfolio yield. The Fund's investment performance is achieved with a commitment to maintaining the highest credit quality standards. We encourage you to read the following pages carefully and welcome your comments on this Annual Report.

/s/ Leigh A. Wilson

Leigh A. Wilson
President, The Key Funds

January 15, 1998

KEY MONEY MARKET MUTUAL FUND

Investment
Review and
Outlook

Dances with Bears

At a time of the year when the air usually gets cool and bears prepare to hibernate, temperatures have instead been rising from the heat of furious trading on capital markets around the world. Rather than trying to find a cozy cave in which to sleep away the winter, bears of the Wall Street variety have been seen lurking around trading desks on six continents, sending analysts and investors scurrying for shelter.

If one is looking retrospectively, there is some latitude in what constitutes a bear market, as compared to a correction in a bull market. Corrections are generally considered to be short-term in nature (lasting only a few months at worst), and are usually contained to less than 20% (the retreat of August-October 1987 stands out as a significant exception). Bear markets, on the other hand, are typically defined as retreats of 20% or more that stretch out for at least a year. In the ever-rosy ways of Wall Street, everything that's neither a bear market nor a correction must therefore be a bull market. But when returns are positive but below average, or negative but not excessively so, they typify markets that are neither bull nor bear, but some sort of investment purgatory.

The primary reason I have been hesitant to proclaim a bear market is the lack of an obvious domestic policy mistake, either fiscal or monetary. Nearly every bear market of the past can be traced to policy blunders of one sort or another, the most famous being the Smoot-Hawley trade restrictions that helped turn the stock market crash of 1929 into the Great Depression of the 1930s. If one looks at this country's policy stance today, there is little to be worried about. Monetary policy under Fed Chairman Alan Greenspan has not been overly restrictive (though the word "easy" does not come to mind, either), and his most recent comments suggest that he is not going to tighten soon. And while the balanced budget amendment could prove to be a modest fiscal drag at times, the recent tax law changes should be somewhat stimulative, and I think the net impact will be positive.

However, we live in a global market, as we have been reminded time and again in recent months. For as clean as the policy slate may be in the U.S., those of many of our nation's most important trading partners are covered with glaring mistakes, and the impact cannot escape the domestic markets. But let's say that our nation's various policy-makers keep steering the boat in the right direction, and make all of the right decisions. Investors may still have to dance with the bears as the perfect balance of low unemployment, good earnings growth and low inflation begins to unravel in 1998. We've already experienced fairly sharp deceleration in trend-line earnings growth, but I think that we're about to down-shift another notch.

We've already heard warnings from great companies like Coca-Cola, Gillette and Procter & Gamble, whose non-U.S.
profits have been damaged by the strength of the dollar and the weakness of various local economies overseas. More important, I think that domestic profit margins have peaked, which may reduce bottom line growth to the mid-single digits (roughly equal to top line growth). Operating margins are likely to be squeezed a little by higher labor costs, the product of the nation's lowest rate of unemployment in 24 years.

As evidenced by the latest statistics from the Labor Department, wages are accelerating as employers are having to pay up to attract and to retain qualified help. While productivity gains can be expected to offset some of this wage increase, look for overall unit labor costs to rise at a rate well in excess of inflation next year (don't forget, labor accounts for nearly three-quarters of the cost of producing the nation's goods and services). Speaking of offsets, lower interest rates will likely have a neutralizing effect on the decline in operating margins, bringing 1998 net margins in flat with 1997 levels. The costs associated with retooling (computer hardware and software) for the year 2000 will also be substantial.

So why am I not 100% sure that we're in a bear market, given the prospects detailed above? For one thing, U.S. in-vestors continue to pour huge sums of new cash into the market, despite the scary headlines of the past few months. Much of this is coming from 401(k) plans, which put money into the markets regardless of the environment. In addition, corporations stand ready to buy their stock on dips, putting some of their cash to work in support of their stock price. I'm not a big fan of supply and demand arguments for stocks (to me, the supply is ultimately infinite, since companies can always issue more shares), but I can't ignore them,either.
In addition, I think that the margin pressure described above will catalyze a significant new wave of merger and acquisition activity in a wide variety of industries, as competitors seek ways to increase efficiency.

By itself, such deal-making can't stop a bear market, but it can foster a "Who's next?" mentality among investors, who in turn bid up the shares of the stock they believe to be the next acquisition target. Third, I've heard from a few bullishly-inclined friends that things can't get much worse overseas. Therefore, whenever one of the afflicted nations in Asia or elsewhere decides to undo some of its policy mistakes, overseas markets have the potential to explode to the upside, and carry the U.S. stock market with them. Finally, I'm keenly aware of the "safe harbor" argument espoused by many market observers. According to this view, the U.S. markets may not be cheap and the economy may not be completely wart-free, but they look a lot better than anything else out there, and will therefore attract the marginal investment dollar.

Frankly, these are all bull market beliefs. One of the qualitative traits of a true bear market is the erosion and eventual absence of such hopeful views. Though there is considerably greater worry on Wall Street today compared to this past summer, the prevailing attitude there and on Main Street is still one of optimism. Should investor confidence deteriorate, I think the market averages will follow suit (or is it the other way around?).

Regardless of which animal is roaming the streets, market volatility promises to remain high. Although a savvy investor who takes advantage of peaks and valleys to sell and buy stocks could benefit from this scenario, fundamental company- specific research is still critical, especially since I think it will be harder to post good performance by merely making sector bets. Above all, be alert. As big as bears are, they're also pretty sneaky, and you can't always count on seeing them before they see you (and your portfolio).

/s/ Charlie Crane

Charlie Crane
Chief Market Strategist, Key Asset Management Inc.

November 30, 1997

ANNUAL REPORT PERFORMANCE INFORMATION

                                 As of November 30, 1997

KEY MONEY MARKET MUTUAL FUND
YIELDS AND PERFORMANCE


Seven-day Yield                  5.18%
Seven-day Effective Yield        5.31%
One Year Total Return            4.94%


During the year ended November 30, 1997, the Fund received waivers and reimbursements of certain expenses. If such waivers and reimbursements had not occurred, the Fund's seven-day yield and seven-day effective yield for the year would have been 4.66% and 4.79%, respectively.


KEY MONEY MARKET MUTUAL FUND
MATURITY SCHEDULE



Less than 30 days                48.3%
31-60 days                       51.7%
Greater than 90 days                0%
                                100.0%

Weighted Average Maturity      24 Days


The performance data quoted represents past performance and is not indicative of future results. Yields will fluctuate with market conditions. There can be no assurance that the Key Money Market Mutual Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Key Money Market Mutual Fund is neither insured nor guaranteed by the U.S. government.

The Fund's Maturity Schedule presented may not be representative of current or future investment strategies. Fund strategies may change at any time.


November 30, 1997

KEY MONEY MARKET MUTUAL FUND

Statement of Investments


                                                           PRINCIPAL                AMORTIZED
                                                            AMOUNT                    COST


U.S. TREASURY BILLS--(22.4%)
  1/22/98                                                  $55,000,000              $ 54,589,056

Total U.S. Treasury Bills
 (Amortized Cost $54,589,056)                                                         54,589,056

U.S. TREASURY NOTES--(28.8%)
  5.25%, 12/31/97                                           70,000,000                69,988,825

Total U.S. Treasury Notes
  (Amortized Cost $69,988,825)                                                        69,988,825

U.S. GOVERNMENT AGENCIES--(29.6%)

Federal Farm Credit Bank--(14.5%)
  5.51%, 12/1/97                                            35,000,000                34,999,999
  5.40%, 12/2/97                                               250,000                   249,998
                                                                                      35,249,997

Federal Home Loan Bank--(2.8%)
  5.41%, 12/10/97                                            6,411,000                 6,402,329
  5.71%, 1/21/98                                               500,000                   500,048
                                                                                       6,902,377

Federal Home Loan Mortgage Corp.--(10.2%)
  5.39%, 12/16/97                                           25,000,000                24,944,063

Federal National Mortgage Assoc.--(2.1%)
  5.40%, 12/23/97                                            5,000,000                 4,983,500

Total U.S. Government Agencies
   (Amortized Cost $72,079,937)                                                       72,079,937

REPURCHASE AGREEMENTS--(18.8%)
  Lehman Brothers, Inc.,
  5.65%, 12/1/97
  (Collateralized by $44,975,000
  various U.S. Government
  Agency Securities,
  5.49%-8.45%, 1/2/98-11/10/99,
  market value--$46,809,236)                                45,874,000                45,874,000

Total Repurchase Agreements
  (Amortized Cost $45,874,000)                                                        45,874,000

Total Investments
  (Amortized Cost $242,531,818) <F1>                              99.6%              242,531,818
Other assets in excess of liabilities                              0.4%                  967,464

TOTAL NET ASSETS                                                 100.0%             $243,499,282



<F1> Cost and value for federal income tax and financial reporting purposes are the same.


See accompanying Notes to Financial Statements


November 30, 1997

KEY MONEY MARKET MUTUAL FUND

Statement of Assets and Liabilities

<CAPTIONS>


ASSETS
  Investments, at amortized cost                                                    $242,531,818
  Cash                                                                                        58
  Interest and dividends receivable                                                    2,059,489
  Receivable from affiliates                                                              68,415
  Prepaid expenses and other assets                                                        1,460

      Total Assets                                                                   244,661,240

LIABILITIES
  Dividends payable                                                                    1,044,495
  Accrued expenses and other payables:
    Administration fees                                                                    5,707
    Accounting fees                                                                        1,858
    Custodian fees                                                                        12,942
    Transfer agent fees                                                                    8,836
    Shareholder servicing fees                                                            31,608
    Audit and legal fees                                                                  48,315
    Other                                                                                  8,197
      Total Liabilities                                                                1,161,958

  NET ASSETS--Applicable to 243,496,333 shares of capital stock outstanding          243,499,282

NET ASSETS
  Shares of capital stock, $0.01 par value                                             2,434,963
  Paid in capital                                                                    241,063,238
  Accumulated undistributed net investment income                                          1,081

NET ASSETS                                                                          $243,499,282

NET ASSET VALUE--OFFERING AND REDEMPTION PRICE PER SHARE                            $       1.00


See accompanying Notes to Financial Statements


For the Year Ended November 30, 1997

KEY MONEY MARKET MUTUAL FUND

Statement of Operations



INVESTMENT INCOME
  Interest income                                                                   $6,039,419

EXPENSES
    Investment advisory fees                                                           277,326
    Administration fees                                                                213,167
    Accounting fees                                                                     13,819
    Transfer agent fees                                                                 28,091
    Legal and audit fees                                                               109,728
    Custodian fees                                                                      26,925
    Directors fees and expenses                                                         11,910
    Shareholder reports                                                                 14,649
    Registration and filing fees                                                        24,386
    Shareholder servicing fees                                                         175,564
    Amortization of organization costs                                                      --
    Other expenses                                                                      54,679

    Total expenses before expense waivers and reimbursements                           950,244
      Less: Fee waivers                                                               (277,326)
      Less: Expense reimbursements                                                     (88,763)

        Net Expenses                                                                   584,155

NET INVESTMENT INCOME                                                                5,455,264

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains from investment transactions                                             --

        Net realized/unrealized gains (losses) from investments                             --

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      $5,455,264


See accompanying Notes to Financial Statements


For the Years Ended November 30, 1997 and 1996

KEY MONEY MARKET MUTUAL FUND

Statements of Changes in Net Assets


                                                                          1997                     1996


FROM INVESTMENT ACTIVITIES
  Operations:
    Net investment income                                                 $   5,455,264            $  1,188,669

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                 (5,455,264)             (1,188,669)

CAPITAL TRANSACTIONS
  Proceeds from shares issued                                               471,868,800              85,243,127
  Dividends reinvested                                                        3,317,186               1,066,504
  Cost of shares redeemed                                                  (273,845,741)            (65,998,933)

  Change in net assets from capital transactions                            201,340,245              20,310,698

  Change in net assets                                                      201,340,245              20,310,698

NET ASSETS
  Beginning of period                                                        42,159,037              21,848,339

  End of period                                                           $ 243,499,282            $ 42,159,037


See accompanying Notes to Financial Statements


KEY MONEY MARKET MUTUAL FUND

Financial Highlights


                                                                        Fiscal Year Ended November 30,

                                                      1997           1996           1995           1994           1993
NET ASSET VALUE, BEGINNING OF PERIOD                  $  1.000       $ 1.000        $ 1.000        $ 1.000        $ 1.000

Investment Activities:
  Net investment income                                  0.048         0.047          0.051          0.034          0.026

Distributions:
  Net investment income                                 (0.048)       (0.047)        (0.051)        (0.034)        (0.026)

NET ASSET VALUE, END OF PERIOD                        $  1.000       $ 1.000        $ 1.000        $ 1.000        $ 1.000

Total Return                                              4.94%         4.65%          5.26%          3.37%          2.61%

RATIOS/SUPPLEMENTARY DATA
Net Assets at end of period (000)                     $243,499       $42,159        $21,848        $28,606        $16,222
Ratio of expenses to average net assets                   0.53%         0.64%          0.63%          0.59%          0.55%
Ratio of net investment income to average net assets      4.91%         4.59%          5.15%          3.35%          3.16%
Ratio of expenses to average net assets<F1>               0.90%         0.92%          0.91%          0.87%          0.83%
Ratio of net investment income to average
  net assets<F1>                                          4.54%         4.31%          4.90%          3.10%          2.91%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.


See accompanying Notes to Financial Statements

KEY MONEY MARKET MUTUAL FUND

Notes to Financial Statements

Note 1

Organization

Key Mutual Funds (collectively, the "Funds" and individually, a "Fund") were organized on May 26, 1983 under the name SBSF Funds, Inc., and are currently doing business under the name "Key Mutual Funds" (the "Company"). The Funds are registered under the Investment Company
Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Maryland Corporation. The Funds are authorized to issue 25 billion shares of $.01 par value capital stock. The Funds presently offer shares of 8 active funds. Included in this report are the financial statements and financial highlights of the Key Money Market Fund. Prior to July 12, 1996, the Fund was known as SBSF Money Market Fund.

The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, as well as repurchase agreements with respect to such securities.

Reorganization

On December 2, 1997, the Board of Directors approved an agreement and plan of reorganization and liquidation ("the Plan") for the Key Mutual Funds. Under the Plan, the assets and liabilities of the Key Funds will be transferred to a newly established or currently operating Victory Portfolio as follows:




Key Mutual Funds                            The Victory Portfolios
KeyChoice Growth Fund                       LifeChoice Growth Investor
                                              Fund (new)
KeyChoice Moderate                          LifeChoice Moderate Investor
  Growth Fund                                 Fund (new)
KeyChoice Income and                        LifeChoice Conservative
  Growth Fund                                 Investor Fund (new)
SBSF Fund                                   Victory Diversified Stock
                                              Fund--Class A Shares
SBSF Capital Growth Fund                    Victory Special Growth Fund
SBSF Convertible                            Victory Convertible Securities
  Securities Fund                             Fund (new)
Key Money Market                            Victory Federal Money Market
  Mutual Fund                                 Fund--Investor Class (new)
Key Stock Index Fund                        Victory Stock Index Fund


Shares of the Victory Portfolios will be distributed to the Key Funds' shareholders in complete liquidation of each Key Fund. It is expected that the reorganization will be treated as a tax-free transaction to the shareholders of the Funds. A special Shareholder Meeting to approve the plan is currently expected to be held in March 1998. If the shareholders approve the merger and necessary regulatory approval is obtained, it is expected that the merger will take place in March 1998.

Note 2

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Securities Valuation

Investments of the fund are valued at either amortized cost which approximates market value, or at original coat which, combined with accrued interest, approximates market value. Under the amoritized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not
(a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or
(b) maintain a dollar-weighted average portfolio maturity which exceeds
90 days.

(b) Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(c) Repurchase Agreements

The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Fund's investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

(d) Dividends to Shareholders

Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares dividends daily from net investment income; such dividends are distributed monthly. Net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

(e) Federal Income Taxes

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

(f) Other

Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets or other appropriate basis.

Note 3

Related Party Transactions

Investment advisory services are provided to the Fund by Key Asset
Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank
National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. On February 28, 1997, Key Asset Management
Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including
KeyCorp Mutual Fund Advisers Inc., Spears, Benzak, Salomon & Farrell,
Inc. ("SBSF"), Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees of 0.25% of the average daily net assets of the Fund. KeyTrust
Company of Ohio, N.A., a subsidiary of KeyCorp and an affiliate of the Adviser, serving as custodian for all of the Funds, is entitled to receive custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as a Shareholder Servicing Agent for the Fund. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds serviced.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Fund. Certain officers of the Fund are affiliated with BISYS. Such officers receive no direct payments or fees from the Fund for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.25% of the first $50 million of average daily net assets and 0.15% of such average daily net assets in excess of $50 million. Pursuant to its authority to delegate its responsibilities under the Administration Agreement, BISYS entered into a Sub-Administration Agreement with KAM whereby KAM performs certain sub-administrative services for the Fund at the expense of BISYS.

As of October 13, 1997, BISYS Fund Services, Ohio Inc., an affiliate of BISYS, serves the Fund as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of average daily net assets in addition to reimbursement of actual out-of-pocket expenses incurred. Prior to October 13, 1997, Spears Benzak Salomon & Farrell, provided these services.

Fees may be voluntarily reduced to assist the Fund in maintaining a competitive expense ratio.

Additional information regarding related party transactions is as follows for the year ended November 30, 1997:



                                            Investment
                                            Advisory Fees              Reimbursements
                                            Voluntarily                by the
                                            Reduced                    Distributor


Key Money Market Fund                       $277,326                   $88,763


KEY MONEY MARKET MUTUAL FUND

Report of Independent Accountants

To the Board of Directors and Shareholders of Key Mutual Funds (SBSF Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of the Key Money Market Mutual Fund, including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Key Money Market Mutual Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Key Money Market Mutual Fund for the periods ended November 30, 1996 were audited by other auditors, whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and verification by examination of securities owned as of November 30, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Key Money Market Mutual Fund as of November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.
Columbus, Ohio
January 16, 1998

LOGO(R)
KeyFunds

2 KF/MMMF-AR (1/98)